NEITHER THIS COMMON STOCK PURCHASE WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE “1933 ACT”) OR THE SECURITES LAW OF ANY STATE, AND NEITHER THIS COMMON STOCK PURCHASE WARRANT OR SUCH SHARES MAY BE SOLD OR OTHERWISE TRANSFERRED OTHER THAN (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR (C) REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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DENTAL PATIENT CARE AMERICA, INC.

COMMON STOCK PURCHASE WARRANT

Holder:

Heartland Dental Care, Inc.

1200 Network Centre, Suite 2

Effingham, Illinois 62401

Attn: John Slack

Executive Vice President

and Chief Financial Officer

Expiration Date:	November 15, 2011

Exercise Price per Share: $ 0.25

DENTAL PATIENT CARE AMERICA, INC., Utah corporation (the “Company”) in consideration of ten dollars ($10.00) and other good and valuable consideration the receipt of which is hereby acknowledged, hereby grants to HEARTLAND DENTAL CARE, INC., or its registered assigns (the “Warrant Holder”) the right and option to purchase from the Company that number of shares that when issued will be equal to (i) the product of (a) a fraction, the numerator of which is the actual cumulative amount of loan proceeds funded under that certain Loan, Security and Warrant Agreement of even date herewith by and among the Company, Subsidiaries of the Company and the Warrant Holder, and the denominator of which is $1,250,000, multiplied times (b) ten percent (10%), of (ii) the total number of issued and outstanding shares of common stock, on a fully diluted basis, on the Exercise Date net of shares issued as a result of prior partial exercises of common stock, no par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) in exchange for (1) this Warrant and (2) $0.25 per share in cash or in shares of Common Stock (the “Exercise Price”), at any time and from time to time beginning the first anniversary of the date hereof and continuing through 5:00 p.m. Utah time, on the Expiration Date, and subject to the following terms and conditions:

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1.            Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.            Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.            Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.	Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder at the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

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5.	Exercise of Warrants.

a. Within three (3) trading days after delivery to the Company of this Warrant and the Form of Election to Purchase attached hereto duly completed and signed, at its address set forth in Section 9 the Company shall deliver to the Warrant Holder written notice of the number of Warrant Shares purchasable upon exercise of the Warrant., and thereafter, upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. The Company shall determine the number of shares of Common Stock for which this Warrant may be exercised. For purposes of said determination there shall be added to the number of shares of Common Stock issued and outstanding pn said Exercise Date, the total number of shares of Common Stock then issuable upon conversion of any convertible securities on instruments, the total number of shares of Common Stock issuable upon exchange of any security, instrument or contract, and the total number of shares of Common Stock issuable upon exercise of any outstanding options or other warrants to purchase shares of capital stock of the Company (collectively, “Outstanding Shares”). The total number of Warrant Shares shall be determined by dividing the number of Outstanding Shares by 90% and then subtracting from said result the number of Outstanding Shares. The number of Warrant Shares for which this Warrant may then be exercised shall be the total Warrant Shares, as determined aforesaid, minus Warrant Shares issued upon any previous partial exercise of this Warrant.

c. A “Date of Exercise” means a date on which the Company shall have received this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed.

d. This Warrant shall be exercisable in whole or in part. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which this Warrant may be exercised.

e. (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect to receive the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

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A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

6.            Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.            Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.            Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.             Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

7.            Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

8.            Sale or Merger of the Company. In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, notwithstanding anything in this Warrant to the

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contrary the Warrant Holder will have the right to immediately exercise the warrant concurrent with the sale.

9.            Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Dental Patient Care America, Inc.

2150 South 1300 East

Salt Lake City, UT 84106

Attention: Michael Silva, Chief Executive Officer

If to the Warrant Holder:

Heartland Dental Care, Inc.
1200 Network Centre, Suite 2
Effingham, IL 62401
Attention: John Slack, Executive Vice President
and Chief Financial Officer
10.	Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Illinois without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

DENTAL PATIENT CARE AMERICA, INC.

By:

Name:

Title:

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FORM OF ELECTION TO PURCHASE

(To be executed and delivered by the Warrant Holder to exercise the Common Stock Purchase Warrant)

To: DENTAL PATIENT CARE AMERICA, INC:

In accordance with the Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase ____ percent of the total number of Warrant Shares issuable by DENTAL PATIENT CARE AMERICA, INC. The undersigned agrees to pay $0. _____ , the Exercise Price in the Warrant, for each Warrant Share being purchased, either in cash or by cashless exercise, which sum represents the aggregate Exercise Price (as defined in the Warrant together with any applicable taxes payable by the undersigned pursuant to the Warrant. Please deliver to the undersigned written notice of the number of Warrant Shares that may be purchased under the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

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Page 2 of Election to Purchase

Dated:	Name of Warrant Holder:

(Print)

By:

(Name:)

(Title:)

Signature must conform in all respects to name of

Warrant Holder as specified on the face of the

Warrant

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